VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Variable Life Account B of Voya Retirement Insurance & Annuity Company

AetnaVest Estate Protector, AetnaVest Estate Protector II,
AetnaVest, AetnaVest II, AetnaVest Plus

Supplement dated July 1, 2024

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Voya Strategic Allocation Portfolios, Inc. The Board of Directors of Voya Strategic Allocation Portfolios, Inc. approved a proposal to reorganize the Disappearing Portfolios with the following Surviving Portfolios on or about July 12, 2024.

Disappearing Portfolios	Surviving Portfolios
Voya Strategic Allocation Conservative Portfolio -Class I	Voya Solution Conservative Portfolio – Class I
Voya Strategic Allocation Growth Portfolio – Class I	Voya Solution Aggressive Portfolio – Class I
Voya Strategic Allocation Moderate Portfolio – Class I	Voya Solution Balanced Portfolio – Class I

Following the reorganizations, the Disappearing Portfolios’ shareholders will hold corresponding shares of the Surviving Portfolios.

As a result of this merger, the Voya Solution Conservative Portfolio (Class I), Voya Solution Aggressive Portfolio (Class I) and Voya Solution Balanced Portfolio (Class I) will be added as an investment option to your Policy on or about July 12, 2024. For more information, refer to the funds prospectus.

Voya Balanced Portfolio, Inc. The Board of Directors of Voya Balanced Portfolio, Inc. approved a proposal to reorganize the Disappearing Portfolio with the following Surviving Portfolio on or about July 12, 2024.

Disappearing Portfolio	Surviving Portfolio
Voya Balanced Portfolio – Class I	Voya Balanced Income Portfolio – Class I

Following the reorganizations, the Disappearing Portfolios’ shareholders will hold corresponding shares of the Surviving Portfolios.

As a result of this merger, the Voya Balanced Income Portfolio (Class I) will be added as an investment option to your Policy on or about July 12, 2024. For more information, refer to the fund prospectus.

Please retain this Supplement for future reference.